Exhibit 99.2

Digital Realty the trusted foundation | powering your digital ambitions Global. Connected. Sustainable. 4Q20 FINANCIAL RESULTS FEBRUARY 2021

| 2 Navigating the Future Sustainable Growth for Customers, Shareholders and Employees GLOBAL CONNECTED SUSTAINABLE Selling GLOBALLY… Supporting LOCALLY EMEA APAC AMERICAS A Digital Realty and Brookfield Infrastructure JV DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021

| 3 Serving a Social Purpose Delivering Sustainable Growth for All Stakeholders Reached carbon neutral certification for operations in France Committed to reducing direct emissions by 68% and indirect emissions by 24% by 2030 Earned 2020 Nareit Leader in the Light award for fourth consecutive year ENVIRONMENTAL Committed to enhancing the well- being of our stockholders, customers, employees, vendors, and communities Demonstrated senior leadership and employee commitment to Diversity, Equity & Inclusion; signed CEO Action Pledge for diversity; co-chairing Nareit’s diversity initiative Sponsored corporate and employee gift- matching contributions supporting COVID-19 pandemic relief and racial justice efforts SOCIAL Instituted minimum stock ownership requirements for directors and management Provided shareholders the ability to propose amendments to the bylaws Established proxy access for shareholders 2015 2018 2019 GOVERNANCE 2020 Enhanced Board diversity with the addition of three new Directors Named 2020 EPA ENERGY STAR® Partner of the Year Led disaster recovery assistance and community reinvestment programs DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021

| 4 European Platform Expanding Global Platform Supporting Customer Growth Manchester Zagreb Note: As of December 31, 2020. 700+ Connectivity Providers 88,000+ Cross-Connects 17 Metro Areas Marseille Madrid Vienna Zurich Geneva Frankfurt Paris Dusseldorf Dublin London Manchester Brussels Amsterdam Copenhagen Stockholm Athens DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 Zurich Vienna Copenhagen Athens

| 5 Two-way traffic, with numerous referral wins on both sides of the pond Capitalizing on investment grade balance sheet to lower borrowing costs, fund profitable growth investments, create value and control destiny by securing ownership position Customers Growth Communities of Interest London Data Gravity Score (1) 167.1 EMEA DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 1) As defined in Digital Realty’s Data Gravity Index™ report, December 2020. One or more features of the Data Gravity Index DGx system are subject to a pending US patent application. Dublin Amsterdam Paris Marseille Combining Leading Platforms in EMEA Further Solidifying Global Connection with Customers

| 6 Data Gravity Driving Data Center Demand PlatformDIGITAL® Poised to Capitalize New York Data Gravity Score 79.6 London Data Gravity Score 167.1 Tokyo Data Gravity Score 80.3 Enterprise Data Growth Driving Data Localization Global MTDC Leader Note: Data Gravity Scores are as defined in Digital Realty’s Data Gravity Index™ report, December 2020. Patent pending. 1) 1IDC #US44413318, Data Age 2025, The Digitization of the World From Edge to Core, November 2018. 2) 451 Research, Infrastructure Imperative – IT Leader Survey, November 2019. ™ DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 By 2025, 80% of data worldwide will reside in enterprises (1) 80% By 2022, 87% of IT leaders will maintain local copies of customer and transaction data for compliance (2) 87% 2020 APAC Data Center Strategy Innovator Award Singapore Data Gravity Score 118.2

Financial Results | 7 DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021

Digital Transformation Driving Steady Demand Global Full-Product Spectrum Provides Broadest Solutions Note: Darker shading represents interconnection bookings. Fourth-quarter bookings are highlighted in lighter blue. Totals may not add up due to rounding. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. 4Q20 BOOKINGS 0-1 MW $31.0 mm > 1 MW $81.8 mm OTHER (1) $5.4 mm INTERCONNECTION $12.1 mm TOTAL BOOKINGS $130.3 mm HISTORICAL BOOKINGS ANNUALIZED GAAP BASE RENT $ in millions 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 | 8 DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 $0 $50 $100 $150 Space & Power Interconnection #1 #3 #2

33% of total bookings from 0-1 MW + interconnection 74% of total bookings outside North America Communities of Interest Attracting New Logos | 9 120 new logos Global Exchange Operator Financial Services Cloud-Based Cyber Provider Travel Retail Video Game Developer Digital Telecom Provider DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 Note: For quarter ended December 31, 2020.

Top-Line Step Function Healthy Backlog Sets a Solid Foundation | 10 Note: Totals may not add up due to rounding. 1) Amounts shown represent GAAP annualized base rent from leases signed. 2) Amounts shown represent GAAP annualized base rent from leases signed, but not yet commenced, based on estimated future commencement date at time of signing. Actual commencement dates may vary. Digital Realty Backlog Unconsolidated Joint Venture Backlog DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 Digital Realty Backlog Unconsolidated Joint Venture Backlog $201M $51M $254M $14M $2M $1M $15M 2021 2022 2023 4Q20 Backlog BACKLOG ROLL-FORWARD (1) $ in millions COMMENCEMENT TIMING (2) $ in millions $213M $112M $74M $254M $16M $6M $4M $15M 3Q20 Backlog Sign Commence 4Q20 Backlog

Cycling Through Peak Vintage Renewals Narrowing the Gap on Cash Re-Leasing Spreads | 11 0-1 MW > 1 MW OTHER (1) TOTAL Signed renewal leases representing $105 million of annualized GAAP rental revenue Signed renewal leases representing $47 million of annualized GAAP rental revenue Signed renewal leases representing $3 million of annualized GAAP rental revenue Signed renewal leases representing $156 million of annualized GAAP rental revenue RENTAL RATE CHANGE 0.8% CASH 1.3% GAAP RENTAL RATE CHANGE 2.0% CASH 8.1% GAAP RENTAL RATE CHANGE -4.6% CASH 6.1% GAAP RENTAL RATE CHANGE 1.0% CASH 3.4% GAAP 4Q20 RE-LEASING SPREADS Note: Totals may not add up due to rounding. Rental rate change represents the beginning rental rate on leases renewed, relative to the ending rental rate at expiration, weighted by net rentable square feet. 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021

Effective Economic Risk Mitigation Strategies Benefits of Scale and Diversification on Display Source: Bloomberg. Note: Totals may not add up due to rounding. 1) As of December 31, 2020. Includes DLR’s share of revenue from unconsolidated joint ventures. 2) Calculation based on annualized base rents (monthly contractual cash base rent before abatements) under existing leases as of December 31, 2020 multiplied by 12. 3) Based on average exchange rates for the quarter ended December 31, 2020 compared to average exchange rates for the quarter ended December 31, 2019. 2.6% DECREASE 7.2% DECREASE U.S. DOLLAR INDEX 4Q19 4Q20 EXPOSURE BY REVENUE (1) USD CAD GBP EURO JPY HKD SGD AUD CUSTOMER CONCENTRATION BY REVENUE (2) EXCHANGE RATES (3) U.S. DOLLAR / BRITISH POUND U.S. DOLLAR / EURO | 12 BRL Network 18% IT 14% Cloud 30% Content 16% Financial 11% Other 11% Potential At-Risk Enterprise 4% DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 SEK DKK CHF KES 61% 1% 11% 14% < 1% 3% 2% 1% 2% 2% 2% 2% < 1%

Four Quarter Two-Step Beat, Dip, Shuffle, Bounce Note: Based on management estimates; actual performance may differ materially. Core FFO and NOI are non-GAAP financial measures. For descriptions and reconciliations to the closest GAAP equivalents, see the Appendix. 2021E CORE FFO PER SHARE | 13 DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 4Q20 NOI Growth Asset Sales Down-Time 1Q21 2Q21 3Q21 4Q21 on Vacancy

DEBT MATURITY SCHEDULE AS OF DECEMBER 31, 2020 (1)(2) (U.S. $ in billions) Matching the Duration of Assets and Liabilities Clear Runway on the Left, No Bar Too Tall on the Right 98% Unsecured Unsecured Secured Fixed Floating USD Euro GBP Other 90% Fixed 52% Euro 6.9 YEARS Weighted Avg. Maturity (1)(2) 2.3% Weighted Avg. Coupon (1) DEBT PROFILE | 14 Note: As of December 31, 2020. 1) Includes Digital Realty’s pro rata share of five unconsolidated joint venture loans and debt securities. Pro forma for the redemption of all $350 million of the 2.75% notes due 2023, payoff of the revolver, unsecured term loan and Lamba Hellix S.A. loan, as well as issuance of €1 billion 0.625% notes due 2031 (completed in January 2021). 2) Assumes exercise of extension options. DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 $0.0 $0.7 $0.6 $1.1 $1.8 $1.3 $1.1 $1.3 $1.4 $1.7 $1.8 $0.9 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 Pro Rata Share of JV Debt Secured Mortgage Debt Unsecured Senior Notes Unsecured Green Bonds Pro Forma Payoffs Unsecured Credit Facilities Unsecured Term Loan Pro Forma Notes £ £ £ € € £ € € € ¥ € € € €

Consistent Execution on Strategic Vision Delivering Current Results, Seeding Future Growth | 15 SUCCESSFUL 4Q20 INITIATIVES 1.Strengthening Connections with Customers Delivered bookings with high-quality product mix, geographic split, new logos and volume 2.Extending Our Global Platform Entered Greece, broke ground on strategic expansion projects, acquired key land parcels 3.Exceeding Expectations Beat quarterly consensus estimates, delivered full-year results 4% ahead of initial guidance 4.Strengthening the Balance Sheet Raised attractively priced long-term capital, redeemed high-coupon debt + preferred equity 2.3% Weighted-Average Coupon 8¢ Core FFO/sh Beat 120 New Logos DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021

Appendix | 16 DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021

Robust Long-Term Demand, Lumpy Near-Term Signings Diverse Customer Base HISTORICAL BOOKINGS TRAILING FOUR-QUARTER AVERAGE ANNUALIZED GAAP BASE RENT $ in millions 4Q20 TRAILING FOUR-QUARTER AVERAGE BOOKINGS 0-1 MW $24.3 mm > 1 MW $67.5 mm OTHER (1) $6.0 mm INTERCONNECTION $11.5 mm TOTAL BOOKINGS $109.4 mm 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 | 17 1) Other includes Powered Base Building® shell capacity as well as storage and office space within fully improved data center facilities. DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 $0 $25 $50 $75 $100 $125 Space & Power Interconnection

Firm Fundamentals
Robust Demand, Rational Supply

NORTH AMERICA


2,915
3,350
4Q19
4Q20

MEGAWATTS COMMISSIONED[1][2]

90% REGION → **88%** DIGITAL REALTY

PERCENT LEASED (4Q20)[1]

2.8x
Market Absorption-to-Available Current Construction[3]

EMEA


1,272
1,513
4Q19
4Q20

MEGAWATTS COMMISSIONED[1][2]

91% REGION → **77%** DIGITAL REALTY

PERCENT LEASED (4Q20)[1]

0.9x
Market Absorption-to-Available Current Construction[3]

APAC


987
1,171
4Q19
4Q20

MEGAWATTS COMMISSIONED[1][2]

91% REGION → **89%** DIGITAL REALTY

PERCENT LEASED (4Q20)[1]

1.4x
Market Absorption-to-Available Current Construction[3]

1) Management estimates, based on a sub-set of Digital Realty metros
(North America: Northern Virginia, Chicago, Dallas, Silicon Valley, New Jersey, Phoenix and Toronto; EMEA: Amsterdam, Dublin, Frankfurt, and London; APAC: Melbourne, Osaka, Singapore and Sydney).
2) Prior periods may be adjusted to reflect updated information.
3) Trailing 12-month market absorption divided by available data center construction.

DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 | 18

Appendix Management Statements on Non-GAAP Measures | 19 The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered alternatives to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity. Funds From Operations (FFO): We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, in the NAREIT Funds From Operations White Paper - 2018 Restatement. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, impairment of investment in real estate, real estate related depreciation and amortization (excluding amortization of deferred financing costs), unconsolidated JV real estate related depreciation & amortization, non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to other REITs’ FFO. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. Core Funds from Operations (Core FFO): We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) issuance costs associated with redeemed preferred stock, (v) severance, equity acceleration, and legal expenses, (vi) gain/loss on FX revaluation, (vii) gain on contribution to unconsolidated joint venture, net of related tax, and (viii) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may calculate core FFO differently than we do and, accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance. EBITDA and Adjusted EBITDA: We believe that earnings before interest, loss from early extinguishment of debt, income taxes, and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding unconsolidated joint venture real estate related depreciation & amortization, unconsolidated joint venture interest expense and tax, severance, equity acceleration, and legal expenses, transaction and integration expenses, gain on sale / deconsolidation, impairment of investments in real estate, other non-core adjustments, net, non-controlling interests, preferred stock dividends, including undeclared dividends, and issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do and accordingly, our EBITDA and Adjusted EBITDA may not be comparable to other REITs’ EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance. Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, tenant reimbursement revenue and interconnection revenue less utilities expense, rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. Cash NOI is NOI less straight-line rents and above- and below-market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our data centers, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may calculate NOI and cash NOI differently than we do and, accordingly, our NOI and cash NOI may not be comparable to other REITs’ NOI and cash NOI. NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance. DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021

Appendix Forward-Looking Statements | 20 This information in this presentation contains forward-looking statements within the meaning of the federal securities laws, which are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. Such forward-looking statements include statements relating to: our economic outlook; the expected benefits of Interxion and Lamda Hellix transactions; our expected investment and expansion activity; our joint ventures; the expected benefits and timing of PlatformDIGITAL®; the Westin Building Exchange and the related transaction; the Data Gravity Index™; Data Gravity Index DGx™; public cloud services spending; our corporate governance; our sustainability initiatives; the expected effect of foreign currency translation adjustments on our financials; the COVID-19 pandemic; demand drivers and economic growth outlook; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our product offerings; our communities of interest; our expected Go to Market strategy; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our 2020 backlog; future rents; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark to market rates on lease expirations, lease rollovers and expected rental rate changes; our re-leasing spreads; our leasing expirations; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing data center or colocation space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers’ capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; credit ratings; capitalization rates, or cap rates; market forecasts; potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; core FFO run rate and NOI growth; other forward looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices ; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following: reduced demand for data centers or decreases in information technology spending; the competitive environment in which we operate; decreased rental rates, increased operating costs or increased vacancy rates; the impact of the COVID-19 pandemic on our or our customers’, suppliers’ or business partners’ operations; increased competition or available supply of data center space; the suitability of our data centers and data center infrastructure, delays or disruptions in connectivity or availability of power, or failures or breaches of our physical and information security infrastructure or services; our dependence upon significant customers, bankruptcy or insolvency of a major customer or a significant number of smaller customers, or defaults on or non-renewal of leases by customers; breaches of our obligations or restrictions under our contracts with our customers; our inability to successfully develop and lease new properties and development space, and delays or unexpected costs in development of properties; the impact of current global and local economic, credit and market conditions; our inability to retain data center space that we lease or sublease from third parties; difficulty managing an international business and acquiring or operating properties in foreign jurisdictions and unfamiliar metropolitan areas; our inability to achieve expected revenue synergies or cost savings as a result of our combination with Interxion; our failure to realize the intended benefits from, or disruptions to our plans and operations or unknown or contingent liabilities related to, our recent acquisitions; our failure to successfully integrate and operate acquired or developed properties or businesses; difficulties in identifying properties to acquire and completing acquisitions; risks related to joint venture investments, including as a result of our lack of control of such investments; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; our failure to obtain necessary debt and equity financing, and our dependence on external sources of capital; financial market fluctuations and changes in foreign currency exchange rates; adverse economic or real estate developments in our industry or the industry sectors that we sell to, including risks relating to decreasing real estate valuations and impairment charges and goodwill and other intangible asset impairment charges; our inability to manage our growth effectively; losses in excess of our insurance coverage; environmental liabilities and risks related to natural disasters; our inability to comply with rules and regulations applicable to our company; Digital Realty Trust, Inc.’s failure to maintain its status as a REIT for federal income tax purposes; Digital Realty Trust, L.P.’s failure to qualify as a partnership for federal income tax purposes; restrictions on our ability to engage in certain business activities; and changes in local, state, federal and international laws and regulations, including related to taxation, real estate and zoning laws, and increases in real property tax rates; our ability to attract and retain qualified personnel and to attract and retain customers; and the impact of any financial, accounting, legal or regulatory issues or litigation that may affect us. The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2019, our quarterly reports on Form 10-Q for the quarters ended March 31, 2020, June 30, 2020 and September 30, 2020 and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Digital Realty, Digital Realty Trust, the Digital Realty logo, Turn-Key Flex and Powered Base Building are registered trademarks and service marks of Digital Realty Trust, Inc. in the United States and/or other countries. DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended		Twelve Months Ended	
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Net income available to common stockholders	$ 44,178	$ 315,577	$ 263,345	$ 493,011
Adjustments:				
Noncontrolling interests in operating partnership	1,300	13,100	9,500	21,100
Real estate related depreciation and amortization (1)	354,366	271,371	1,341,836	1,149,240
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	21,471	21,631	77,730	52,716
Impairment of investments in real estate	-	-	6,482	5,351
(Gain) on real estate transactions	(1,684)	(267,651)	(316,895)	(267,651)
FFO available to common stockholders and unitholders	$ 419,631	$ 354,028	$ 1,381,998	$ 1,453,767
Basic FFO per share and unit	$ 1.46	$ 1.63	$ 5.16	$ 6.69
Diluted FFO per share and unit	$ 1.45	$ 1.62	$ 5.11	$ 6.66
Weighted average common stock and units outstanding				
Basic	287,898	217,391	268,073	217,285
Diluted	288,903	218,901	270,497	218,440
(1) Real estate related depreciation and amortization was computed as follows:				
Depreciation and amortization per income statement	359,915	275,008	1,366,379	1,163,774
Non-real estate depreciation	(5,549)	(3,637)	(24,543)	(14,534)
	$ 354,366	$ 271,371	$ 1,341,836	$ 1,149,240

	Three Months Ended		Twelve Months Ended	
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
FFO available to common stockholders and unitholders -- basic and diluted	$ 419,631	$ 354,028	$ 1,381,998	$ 1,453,767
Weighted average common stock and units outstanding	287,898	217,391	268,073	217,285
Add: Effect of dilutive securities	1,005	1,510	2,424	1,155
Weighted average common stock and units outstanding -- diluted	288,903	218,901	270,497	218,440

DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 | 21

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent | 22 DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO) (in thousands, except per share and unit data) (unaudited) Three Months Ended Twelve Months Ended December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019 FFO available to common stockholders and unitholders -- diluted $ 419,631 $ 354,028 $ 1,381,998 $ 1,453,767 Termination fees and other non-core revenues (25) (5,634) (30,071) (53,697) Transaction and integration expenses 19,290 17,106 106,662 27,925 Loss from early extinguishment of debt 49,576 - 103,215 39,157 (Gain) / Loss on FX revaluation (27,190) (10,422) 81,936 18,067 Issuance costs associated with redeemed preferred stock -- 16,520 11,760 Severance accrual and equity acceleration 606 1,130 6,440 3,401 (Gain) on contribution to unconsolidated JV, net of related tax ---(58,497) Other non-core expense adjustments 3,353 (1,511) 15,581 10,618 CFFO available to common stockholders and unitholders -- diluted $ 465,241 $ 354,697 $ 1,682,281 $ 1,452,501 Diluted CFFO per share and unit $ 1.61 $ 1.62 $ 6.22 $ 6.65

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent | 23 DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (in thousands) (unaudited) Three Months Ended Twelve Months Ended December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019 Net income available to common stockholders $ 44,178 $ 315,577 $ 263,345 $ 493,011 Interest 77,848 80,880 333,021 353,057 Loss from early extinguishment of debt 49,576 - 103,215 39,157 Income tax expense (benefit) 3,322 (1,731) 38,047 11,995 Depreciation and amortization 359,915 275,008 1,366,379 1,163,774 EBITDA 534,839 669,734 2,104,007 2,060,994 Unconsolidated JV real estate related depreciation & amortization 21,471 21,631 77,730 52,716 Unconsolidated JV interest expense and tax expense 12,143 13,553 40,292 36,836 Severance accrual and equity acceleration 606 1,130 6,440 3,401 Transaction and integration expenses 19,290 17,106 106,662 27,925 (Gain) on sale / deconsolidation (1,684) (267,651) (316,895) (335,148) Impairment of investments in real estate -- 6,482 5,351 Other non-core adjustments, net (23,842) (13,886) 62,884 (34,732) Noncontrolling interests 1,818 13,042 6,332 19,460 Preferred stock dividends, including undeclared dividends 13,514 20,707 76,536 74,990 Issuance costs associated with redeemed preferred stock -- 16,520 11,760 .. Adjusted EBITDA $ 578,156 $ 475,366 $ 2,186,990 $ 1,923,554

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent | 24 DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 Digital Realty Trust, Inc. and Subsidiaries Reconciliation of Same Capital Cash Net Operating Income (in thousands) (unaudited) Three Months Ended Twelve Months Ended December 31, 2020 December 31, 2019 December 31, 2020 December 31, 2019 Rental revenues $ 430,052 $ 422,472 $ 1,702,239 $ 1,726,174 Tenant reimbursements - Utilities 78,526 82,833 322,027 338,425 Tenant reimbursements - Other 47,876 49,691 185,832 187,313 Interconnection and other 56,133 55,355 223,223 218,324 Total Revenue 612,587 610,351 2,433,321 2,470,236 Utilities 92,868 95,882 377,444 391,741 Rental property operating 108,577 98,256 395,283 386,264 Property taxes 30,979 32,549 119,659 115,708 Insurance 2,921 2,668 11,545 10,285 Total Expenses 235,345 229,355 903,931 903,998 Net Operating Income $ 377,242 $ 380,996 $ 1,529,390 $ 1,566,238 Less: Stabilized straight-line rent $ (2,745) $ (2,900) $ (8,740) $ 9,304 Above and below market rent (851) (3,093) (6,791) (17,920) Cash Net Operating Income $ 380,838 $ 386,989 $ 1,544,921 $ 1,574,854

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Total Debt/Total Enterprise Value

Market value of common equity[i]	$ 40,225,753
Liquidation value of preferred equity[ii]	956,250
Total debt at balance sheet carrying value	13,304,717
Total Enterprise Value	$ 54,486,720
Total debt / total enterprise value	24.4%
Debt-plus-preferred-to-total-enterprise-value	26.2%

(i) Market Value of Common Equity

Common shares outstanding	280,290
Common units outstanding	8,046
Total Shares and Partnership Units	288,336
Stock price as of September 30, 2020	$ 139.51
Market value of common equity	$ 40,225,753

(ii) Liquidation value of preferred equity ($25.00 per share)

	Shares O/S	Liquidation Value
Series C Preferred	8,050	201,250
Series J Preferred	8,000	200,000
Series K Preferred	8,400	210,000
Series L Preferred	13,800	345,000
		956,250 [iv]

Net Debt/LQA Adjusted EBITDA

	QE 12/31/20
Total debt at balance sheet carrying value	$ 13,304,717
Add: DLR share of unconsolidated joint venture debt	574,055
Add: Capital lease obligations	239,846
Less: Unrestricted cash	(108,501)
Net Debt as of September 30, 2020	$ 14,010,117
Net Debt / LQA Adjusted EBITDA[iii]	6.1x

(iii) Adjusted EBITDA

Net loss available to common stockholders	$ 44,178
Interest expense	77,848
Loss from early extinguishment of debt	49,576
Taxes	3,322
Depreciation and amortization	359,915
EBITDA	534,839
Unconsolidated JV real estate related depreciation & amortization	21,471
Unconsolidated JV interest expense and tax expense	12,143
Severance accrual and equity acceleration and legal expenses	606
Transaction and integration expenses	19,290
Gain on sale / deconsolidation	(1,684)
Other non-core adjustments, net	(23,842)
Noncontrolling interests	1,818
Preferred stock dividends, including undeclared dividends	13,514
Adjusted EBITDA	$ 578,156
LQA Adjusted EBITDA (Adjusted EBITDA x 4)	$ 2,312,623

	QE 12/31/20
Debt Service Ratio (LQA Adjusted EBITDA/GAAP interest expense plus capitalized interest and less bridge facility fees)	
Total GAAP interest expense (including unconsolidated JV interest expense)	87,231
Add: Capitalized interest	11,836
GAAP interest expense plus capitalized interest	99,067
Debt Service Ratio	5.8x

	QE 12/31/20
Fixed Charged Ratio (LQA Adjusted EBITDA/total fixed charges)	
GAAP interest expense plus capitalized interest	99,067
Preferred dividends	13,514
Total fixed charges	112,581
Fixed charge ratio	5.1x

Unsecured Debt/Total Debt	QE 12/31/20
Global unsecured revolving credit facility	531,905
Unsecured term loan	536,580
Unsecured senior notes, net of discount	11,997,010
Secured debt, including premiums	239,222
Capital lease obligations	239,846
Total debt at balance sheet carrying value	13,544,563
Unsecured Debt / Total Debt	98.2%

Net Debt Plus Preferred/LQA Adjusted EBITDA	QE 12/31/20
Total debt at balance sheet carrying value	13,304,717
Less: Unrestricted cash	(108,501)
Capital lease obligations	239,846
DLR share of unconsolidated joint venture debt	574,055
Net Debt as of September 30, 2020	14,010,117
Preferred Liquidation Value[iv]	956,250
Net Debt plus preferred	14,966,367
Net Debt Plus Preferred/LQA Adjusted EBITDA[iii]	6.5x

Note: For quarter ended December 31, 2020

DIGITAL REALTY | 4Q20 FINANCIAL RESULTS | FEBRUARY 11, 2021 | 25